SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 2, 2006 Date of Report

February 2, 2006 (Date of earliest event reported)

BAS CONSULTING, INC (Exact name of registrant as specified in its charter)

Nevada	000-50212	81-0592184
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

31 Dingjiang Road Jianggan District Hangzhou, 310016 China
(Address of principal executive offices, including zip code)

86-0571-85802712
(Registrant’s telephone number, including area code)

None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 4.01 CHANGES IN ACCOUNTANTS

(a)	Previous independent accountants

(i)
On January 24, 2006, the Company terminated its engagement of Most & Company, LLP (“Mostco”), as the Company’s independent accountants, who were engaged on July 20, 2005, with the concurrent dismissal of Sherb & Company, LLP (“Sherb). Therefore, Mostco performed no audit services for the Company.

(ii)
As was set forth in the Company’s Current Report on Form 8-K/A dated July 20, 2005, Sherb’s audit reports on the Registrant’s financial statements as of and for the year ended December 31, 2004 and 2003 contained an opinion expressing substantial doubt as to the Registrant’s ability to continue as a going concern. Those audit reports contained no other adverse opinion, disclaimer of opinion or modification of the opinion.

(iii)	BAS Consulting’s Board of Directors participated in and approved the decision to change independent accountants.

(iv)
In connection with its reviews of the interim periods until the date of dismissal, there have been no disagreements Most & Company, LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Most & Company, LLP would have caused them to make reference thereto in their report on the financial statements.

As was also set forth in the Company’s Current Report on Form 8-K dated July 20, 2005, during the Registrant’s two most recent fiscal years and through July 20, 2005, there were no disagreements with the Sherb on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of the Sherb, would have caused it to make reference to the subject matter of the disagreements in connection with its reports. None of the reportable events set forth in Item 304(a)(1)(iv)(B) of Regulation S-B occurred within the Registrant’s two most recent fiscal years nor through July 20, 2005.

(v)
BAS Consulting has requested that Most & Company, LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an exhibit to this form 8-K.

(b)	New Independent Accountants

    On January 24, 2006, the board of directors voted to engage Weinberg & Company, P.A., to audit its financial statements for the year ended December 31, 2005. BAS Consulting has not consulted Weinberg & Company, P.A., during the two most recent fiscal years regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that was rendered on the BAS Consulting financial statements, and written reports and no oral advise was provided to BAS Consulting by concluding there was an important factor to be considered by BAS Consulting in reaching a decision as to an accounting, auditing or financial issue. In the past two years BAS Consulting has not consulted Weinberg & Company, P.A., on any matter that was either the subject of a disagreement, as that term is defined in Item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit No.    Title

16   Letter from Most & Company, LLP

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BAS Consulting, Inc.

/s/ Biao Jin

By: Biao Jin
Chairman of the Board
Date: February 2, 2006